                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 12, 2001

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38975-02                   88-0387073
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on September 12, 2001 relating to the Equipment Receivables Asset-Backed Notes, Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1 Supplement dated as of August 26, 1999 covering the period of August 1, 2001 through August 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADVANTA BUSINESS SERVICES CORP.,
                                     As Registrant

                                     By       /s/  MARK SHAPIRO
                                              __________________________
                                     Name:    Mark Shapiro
                                     Title:   Assistant Treasurer

Dated:   September 12, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADVANTA LEASING RECEIVABLES CORP. IV,
                                      As Registrant

                                      By       /s/  MARK SHAPIRO
                                               _______________________________
                                      Name:    Mark Shapiro
                                      Title:   Treasurer

Dated: September 12, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADVANTA LEASING RECEIVABLES CORP. V,
                                      As Registrant

                                      By       /s/  MARK SHAPIRO
                                               ____________________________
                                      Name:    Mark Shapiro
                                      Title:   Treasurer

Dated:   September 12, 2001

                                  Exhibit Index

Exhibit No.                                                                         Page
         21.1     Monthly Servicer's Certificate dated September 12, 2001             8
                  prepared by the Servicer and sent to the Trustee pursuant to
                  Section 3.06(a) of the Series 1998-1 Supplement covering the period of August 1, 2001 through August 31, 2001.